                                                                    EXHIBIT 10.4

                               NETFLIX.COM, INC.

              AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT (this "Agreement") is made as of this 13/th/ day of April, 2000 by and among NetFlix.com, Inc., a Delaware corporation (the "Company"), Reed Hastings and Marc Randolph (such individuals collectively, the "Founders" and each a "Founder"), the holders of the Company's Series A Preferred Stock (the "Series A Preferred"), the holders of the Company's Series B Preferred Stock (the "Series B Preferred"), the holders of the Company's Series C Preferred Stock (the "Series C Preferred"), the holders of the Company's Series D Preferred Stock (the "Series D Preferred") and the purchasers of the Company's Series E Non-Voting Preferred Stock ("Series E Preferred") set forth on Exhibit A of that certain Series E Non-Voting Preferred Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"). The holders of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred shall be referred to hereinafter individually as an "Existing Holder" and collectively as the "Existing Holders". The purchasers of the Series E Preferred shall be referred hereinafter individually as a "Purchaser" and collectively as the "Purchasers." Additional persons may be added as parties to this Agreement as contemplated herein and each such addition will be evidenced by such person's execution of a signature page hereto.

                                   RECITALS

     WHEREAS, the Company has granted the Existing Holders registration and certain other rights under the Amended and Restated Stockholders' Rights Agreement dated as of June 22, 1999 (the "Prior Agreement"); and

     WHEREAS, the Company proposes to sell and issue up to five million three hundred thirty thousand four hundred ninety (5,330,490) shares of Series E Preferred warrants to purchase up to five hundred thirty-three thousand forty-nine (533,049) shares of Series E Preferred (the "Warrants") pursuant to the Purchase Agreement; and

     WHEREAS, as a condition of entering into the Purchase Agreement, the Purchasers have requested that the Company extend to them registration and certain other rights with respect to the Series E Preferred as set forth below, and the Existing Holders are willing to amend the rights given to them pursuant to the Prior Agreement by replacing such rights in their entirety with the rights set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:
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     1.  General
         -------

         (a)  Amendment of Prior Agreement.  Certain of the undersigned parties,
              ----------------------------
who constitute the requisite parties necessary to amend the Prior Agreement, hereby agree that effective upon the date hereof, the Prior Agreement is null and void and superseded in all respects by the rights and obligations set forth in this Agreement, and any application of the rights of participation (including any notice requirements) set forth in Section 17 of the Prior Agreement as to the issuance of the Company's Series E Preferred and Warrants and Series E Preferred issuable upon exercise of the Warrants under the Purchase Agreement is hereby waived.

         (b)  Certain Definitions.  As used in this Agreement, the following
              -------------------
terms shall have the following respective meanings:

              "Commission" shall mean the Securities and Exchange Commission or any successor agency.

              "Common Stock" shall mean the Common Stock of the Company.

              "Family Member" shall have the meaning ascribed to it in Section 15 hereof.

              "Form S-3" means Form S-3 under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

              "Holder" shall mean any person owning of record Registrable Securities or any transferee of Registrable Securities who, pursuant to Section 15 below, is entitled to registration rights hereunder.

              "Restricted Securities" shall have the meaning ascribed to it in
Section 3 hereof.

              "Registrable Securities" shall mean (i) shares of the Common Stock issued or issuable upon the conversion of the Shares (including Shares issuable or issued upon exercise of the Warrants); and (ii) Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, securities described in clause (i) above. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

              "Registration Expenses" shall mean all reasonable out-of-pocket expenses incurred by the Company in complying with Sections 5, 6 and 9 hereof, including, without limitation, the legal fees of one special counsel to the Holders, and all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, accounting fees of the Company, and the expense of any special audits incident to or required by any such registration.

              "Sale of the Company" shall mean when the Company shall sell, convey or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty (50%) of the voting power of the Company is disposed of.

              "Securities Act" shall mean the Securities Act of 1933, as amended.

              "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders as well as fees and expenses of any special counsel in addition to the one special counsel included in Registration Expenses, if any, to the Holders.

              "Shares" shall mean the Company's Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, and Series E Preferred.

     2.  Restrictions on Transferability.  The Restricted Securities shall not
         -------------------------------
be transferable except upon the conditions specified in this Agreement, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act and other provisions, contained herein. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder to agree in writing to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement and to be bound by this Agreement in the same manner as the transferring Holder. Without limiting the foregoing, a condition to any valid transfer of any Restricted Securities shall be the addition of the transferee to this Agreement and the execution by such transferee of a signature page hereto.

     3.  Restrictive Legend.  Each certificate representing (i) Shares or (ii)
         ------------------
Registrable Securities (any such securities listed in the preceding subsections
(i) or (ii), "Restricted Securities"), shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws or the Purchase Agreement):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE

     SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     4.  Notice of Proposed Transfers.  The Holder of each certificate
         ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, provided, however, that no opinion need
                                       --------  -------
be obtained with respect to a transfer to (A) a partner, active or retired, of a Holder of Restricted Securities, (B) the estate of any such partner, (C) an "affiliate" of a Holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act (an "Affiliate"), or
(D) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons, if the transferee agrees to be subject to the terms hereof. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     5.  Requested Registration.
         ----------------------

         (a)  Request for Registration.  If at any time beginning the earlier
              ------------------------
of (i) June 12, 2004 or (ii) six (6) months after the effective date of the first firm commitment underwritten public offering of equity securities of the Company to the general public (an "IPO"), the Company shall receive from any Holder or group of Holders holding more than fifty percent (50%) of the Registrable Securities then outstanding (any such holder, or group of holders, the "Initiating Holders") a written request that the Company affect any registration, qualification or compliance with respect to Registrable Securities having a reasonably anticipated aggregate offering price to the public, before deduction of underwriter discounts and commissions, of at least $20,000,000, the Company will:

              (x) within ten (10) days of receipt thereof, give written notice of the proposed registration, qualification or compliance to all other Holders who are not Initiating Holders; and

              (y) as soon as practicable and in any event within sixty (60) days of the receipt of such request, use its reasonable efforts to affect such registration, qualification or

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compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder(s) joining in such request as are specified in a written request received by the Company within thirty (30) days after the date of such written notice from the Company;

          Provided, however, that the Company shall not be obligated to take any action to affect any such registration, qualification or compliance pursuant to this Section 5:

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in affecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) After the Company has affected two (2) such registrations pursuant to this Section 5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

                    (C) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration statement relating to the sale of the Company's securities in connection with a Rule 145 transaction, an employee benefit plan or the IPO), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

     Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. If, however, the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company (the "Board of Directors"), it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore advisable to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

         (b)  Underwriting.  If the Initiating Holders intend to distribute the
              ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 5(a) and the Company shall include such information in the written notice referred to in Section 5(a)(x). The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested and to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter which managing underwriter shall be selected by the Company. Upon the request of such underwriter, the Company agrees to provide all necessary cooperation in connection with such underwriting including participation in meetings, due diligence sessions, road shows, the preparation of prospectuses and similar documents, and the preparation and delivery of customary certificates or documents. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Section 5(a), the Company shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in the following priority: (i) the Common Stock (other than shares as to which any person holds contractual rights to inclusion) held by all persons other than the Holders shall first be excluded from such registration and underwriting to the extent required; and
(ii) if a limitation of the number of shares to be included in such registration and underwriting is still required, such limitation shall be allocated among the Holders (including the Initiating Holders), in proportion, as nearly as practicable, to the respective amounts of securities contractually entitled to inclusion (determined without regard to any requirement of a request to be included in such registration) in such registration held by all such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     If any Holder proposing to participate in an underwriting pursuant to this
Section 5(b) disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(b). If the registration does not become effective due to the withdrawal of Registrable Securities, then either (1) the Holders requesting registration shall reimburse the Company for expenses incurred in complying with the request or (2) the aborted registration shall be treated as affected for purposes of Section 5(a)(B) and Section 9.

     6.  Company Registration.
         --------------------

         (a)  Notice of Registration.  If the Company shall determine to
              ----------------------
register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration relating to employee benefit plans or, (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

              (i)   promptly give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within thirty (30) days after receipt of such written notice from the Company, by any Holder, except as set forth in Section 6(b) below.

         (b)  Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder to registration pursuant to Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting by reducing the number of Registrable Securities included on behalf of the Holders, on a pro-rata basis (or in such other proportions as shall mutually be agreed upon by such Holders), based on the total number of Registrable Securities entitled to registration held by each Holder, but in no event shall the amount of securities of the Holders included in the offering be reduced below ten percent (10%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company, in which case the securities of the Holders can be excluded in their entirety; provided, however, that any such limitation or "cutback" shall be first applied to all shares proposed to be sold in such offering other than for the account of the Company which are not Registrable Securities. The Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto of any such limitations. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be included in such registration.

     7.  Expenses of Registration.  All Registration Expenses incurred in
         ------------------------
connection with any registration, qualification or compliance pursuant to Sections 5, 6 and 9 shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     8.  Registration Procedures.  In the case of each registration,
         -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

         (a) Prepare and file with the Commission a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed; provided, however, that such one hundred twenty
(120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company;

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; provided that each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

         (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event known to the Company as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (g) Cause such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

         (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     9.  Registration on Form S-3.  In addition to the rights set forth in
         -------------------------
Section 5, if the Holders request in writing that the Company file a registration statement on Form S-3 (or any successor form thereto) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which is at least two million dollars ($2,000,000), and the Company is a registrant entitled to use Form S-3 to register securities for such an offering, the Company shall use its reasonable efforts to cause such shares to be registered for the offering on such form (or any successor thereto). The Company will promptly give written notice of the request for the proposed registration to all other Holders and include all Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after the date of such written notice from the Company. The substantive provisions of Section 5(b) shall be applicable to each registration initiated under this Section 9. Notwithstanding Section 5(a)(B), the Holders shall be entitled to four (4) registrations on Form S-3, but not more than two (2) in any twelve month period.

     10.  Termination of Registration Rights.  Except as provided elsewhere in
          ----------------------------------
Agreement, the registration rights granted pursuant to this Agreement shall terminate (i) as to all Holders on the fifth anniversary of the closing of the IPO and (ii) as to any Holder, at such time as such Holder is able to sell all of its Registrable Securities under Rule 144 in a three (3) month period or such Holder is able to sell all Registrable Securities held by it pursuant to Rule 144(k) promulgated under the Securities Act.

     11.  Indemnification.
          ---------------

         (a) The Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been affected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance affected pursuant to this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission contained in any registration statement, prospectus, offering circular or other document or any amendment or supplement thereto, incident to any registration, qualification or compliance affected pursuant to this Agreement, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being affected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of any such Holder hereunder shall be limited to an amount equal to the gross proceeds before expenses and commissions to such Holder of Registrable Securities sold as contemplated herein.

         (c) Each party entitled to indemnification under this Section 11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 11 is unavailable or insufficient to hold harmless an Indemnified Party thereunder, then each Indemnifying Party thereunder shall contribute to the account paid or payable by such Indemnified Party as a result of the losses, claims, damages, costs, expenses, liabilities or actions referred to in paragraphs (a) and (b) of this Section 11 in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph (d) of Section 11 were to be determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph (d) of Section 11. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this paragraph (d) of Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this paragraph (d) of Section 11. Promptly after receipt by an Indemnified Party of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an Indemnifying Party under this paragraph (d) of Section 11, such Indemnified Party shall notify the

Indemnifying Party in writing of the commencement thereof if the notice specified in paragraph (c) of this Section 11 has not been given with respect to such action; provided that the omission so to notify the Indemnifying Party
             --------
shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise under this paragraph (d) of Section 11, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. The parties hereto agree with each other and shall agree with the underwriters of the Common Stock of the Company pursuant to the terms hereof, if requested by such underwriters, that (a) the underwriters' portion of such contribution shall not exceed the underwriting discount, commission and other compensation and (b) except for the Company, the amount of such contribution shall not exceed an amount equal to the proceeds received by such Indemnifying Party from the sale of securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         12.  Lock-up Agreement.  In consideration for the Company agreeing to
              -----------------
its obligations under this Agreement each Holder of Registrable Securities and each transferee pursuant to Section 15 hereof agrees, in connection with the first registration of the Company's securities, upon request of the underwriters managing such underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or other securities of the Company (other than those included in the registration and securities acquired in open market transactions on or after the effective date of such registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as the Company or the underwriters may specify, which period shall not exceed one hundred eighty (180) days following the effective date of the IPO; provided, however that (i) all directors, officers and 1% stockholders of the Company agree to the same lockup and (ii) such agreement shall provide that any discretionary waiver or termination of the restrictions of such agreements by the Company or representatives of the underwriters shall apply to all persons subject to such agreements pro rata based on the number of shares subject to such agreements. Each Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 12.

     13.  Information by Holder.  The Holder or Holders of Registrable
          ----------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     14.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) Use its reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the IPO;

          (b) Use its reasonable efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

          (c) Furnish to Holders of Registrable Securities forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the IPO, and of the Securities Act and the Securities Exchange Act of 1934, as amended, (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     15.  Transfer of Registration Rights.  The right to cause the Company to
          -------------------------------
register securities granted hereunder may be assigned to a transferee or assignee who is an affiliate (as that term is defined in Rule 405 promulgated by the Commission under the Securities Act), or who acquires at least two hundred thousand (200,000) shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred or the Common Stock issued upon conversion thereof (adjusted for stock splits, reverse stock splits or similar events after the date hereof), provided that the Company is given written notice of such assignment prior to such assignment. In addition, rights to cause the Company to register securities may be freely assigned (a) to any constituent partner or retired partner of a Holder, where such Holder is a partnership, (b) to any officer, director or principal shareholder thereof, where such Holder is a corporation or (c) to the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons where the Holder is a natural person (each person or entity in this subsection (c), a "Family Member").

     16.  Information Rights.  The Company hereby covenants and agrees as
          ------------------
follows:

          (a)  Annual Financial Information.  The Company will furnish to each
               ----------------------------
Holder who holds at least ten percent (10%) of the number of originally issued shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred (adjusted for stock splits, reverse stock splits or similar events after the date hereof), as the case may be, as soon as practicable after the end of each fiscal year, and in any event within ninety
(90) days thereafter, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company, and the Company's annual financial plan for the upcoming fiscal year to be in reasonable detail and broken down on a monthly basis.

          (b)  Monthly Financial Information.  Upon written request, the
               -----------------------------
Company will deliver to each Holder who holds at least ten percent (10%) of the number of originally issued shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred (adjusted for stock splits, reverse stock splits or similar events after the date hereof), as the case may be, as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, an unaudited income statement and schedule as to the sources and applications of funds and balance sheet and comparison to prior year results and budget for and as of the end of such month.

          (c)  Assignment of Rights to Financial Information.  The rights to
               ---------------------------------------------
receive information pursuant to this Section 16 may be assigned or otherwise conveyed to any transferee of Shares.

          (d)  Termination of Information Rights.  The information rights set
               ---------------------------------
forth in this Section 16 shall expire upon the earlier of (i) the IPO or (ii) the date of a Sale of the Company.

     17.  Right to Maintain.
          -----------------

          (a) In the event the Company desires to sell and issue any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock ("New Securities"), then the Company shall first notify each Holder of the material terms of the proposed sale and shall permit each such Holder to acquire, at the time of consummation of such proposed issuance and sale and on such terms as are specified in the Company's notice pursuant hereto, a certain number of the New Securities (such right, the "Right to Maintain"). Each Holder shall have thirty (30) days after the date of such notice to elect by notice to the Company to purchase up to the number of such New Securities available to them pursuant to Section 17(b) below.

          (b) The number of New Securities that each Holder may acquire hereunder shall be determined by calculating such number as would result in such Holder maintaining its voting rights in the Company following such proposed issuance of New Securities, on an as-converted, outstanding percentage basis, at the level held by it immediately prior to such issuance of New Securities after giving effect to the anti-dilution protections, if any, set forth in the Company's Certificate of Incorporation. In addition, each Holder shall have a right of over-allotment such that if any Holder fails to exercise its rights hereunder to purchase the maximum number of New Securities which it is entitled to purchase pursuant to the preceding sentence, the other Holders may purchase on a proportional basis (determined with respect to the number of shares which the Holders are entitled to purchase pursuant to the preceding sentence) such shortfall number of New Securities by notice to the Company within the thirty day period after the date of the Company notice pursuant to Section 17(a) above.

          (c) Notwithstanding anything in this Section 17, New Securities shall not be deemed to include (and no Right to Maintain shall apply to the issuance of) any securities issued or issuable (i) to employees, consultants or directors of the Company pursuant to any employee benefit plan; (ii) to banks, building developers or equipment lessors in connection with commercial credit arrangements, equipment financings or similar transactions provided such issuances are for other than primarily equity financing purposes and are approved by the Board of Directors; (iii) in connection with any stock split, dividend or distribution in respect of the Company's capital stock; (iv) in the IPO; (v) upon conversion of the Shares; or
(vi) in connection with a Sale of the Company, a business combination, a strategic partnership, a joint venture or a similar transaction, approved by the Board of Directors.

          (d) The Right to Maintain for all parties shall terminate and be of no further force or effect upon the earlier of and with respect to (i) the date of the IPO or (ii) the date of a Sale of the Company.

     18.  Co-Sale Rights. The sale or transfer of any Shares or Common Stock by
          --------------
either Founder to a purchaser other than any Family Member, shall be subject to the Co-Sale Rights set forth in this Section 18 with respect to such sale or transfer. The Co-Sale Rights shall not apply to the sale or transfer of Shares or Common Stock by either of the Founders up to an aggregate of ten percent (10%) of the aggregate holdings of such Founder immediately following the closing of the transactions contemplated by the Purchase Agreement.

          (a)  Rights Granted.  In the event that any Founder proposes to sell
               --------------
or otherwise transfer (a "Selling Founder") any Shares or Common Stock ("Founder Shares") to a purchaser other than any Family Member (a "Proposed Founder Sale"), the Selling Founder shall deliver to each Holder a written notice (a "Founder Co-Sale Notice") stating: (i) his bona fide intention to sell such Founder Shares; (ii) the name of each proposed buyer of such Founder Shares (each a "Proposed Founder Buyer"); (iii) the number of Founder Shares to be transferred to each Proposed Founder Buyer; and (iv) the bona fide cash price or other consideration for which he proposes to transfer the Founder Shares. Each Holder shall have the right, exercisable upon written notice to the Selling Founder within twenty (20) days after receipt of a Founder Co-Sale Notice, to participate in the Proposed Founder Sale pursuant to the specified terms and conditions of such Proposed Founder Sale in the manner described below.

          (b)  Participation.  Each Holder may sell all or any part of that
               -------------
number of Shares (including Common Stock issuable upon conversion thereof), equal to the product obtained by multiplying (i) the number of Founder Shares specified in the Founder Co-Sale Notice by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Holder immediately prior to the Proposed Founder Sale, and the denominator of which is the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of shares of Preferred Stock and upon exercise of any option to purchase Common Stock) owned by the Selling Founder, and all of the Existing Holders and Purchasers in the aggregate on the date of the Founder Co-Sale Notice.

          (c)  Delivery.  Each Holder shall effect its participation in the
               --------
Proposed Founder Sale, if any, by delivering to the Selling Founder for transfer to the Proposed Founder Buyer(s) one or more certificates, properly endorsed for transfer, which represent the number of Shares (including shares of Common Stock issuable upon conversion thereof) that such Holder elects to sell pursuant to this Section 18.

          (d)  Price; Payment.  The consideration for the Shares transferred
               --------------
to the Selling Founder pursuant to this Section 18 shall be equal to the per share price specified in the Founder Co-Sale Notice or such higher price as the Selling Founder may be paid for such shares. The Selling Founder shall, no later than five (5) days after the closing of the Proposed Founder Sale, remit to each participating Holder the consideration described in the preceding sentence for the Shares transferred pursuant to this Section 18.

          (e)  Termination.  The Co-Sale Rights set forth in this Section 18
               -----------
shall terminate and be of no further force or effect immediately upon the closing of an IPO which results in aggregate gross proceeds to the Company equal to or in excess of $20,000,000, prior to deduction of underwriting commissions and offering expenses.

          (f) If, from time to time during the term of this Agreement, there is any consolidation or merger immediately following which stockholders of the Company hold more than 50% of the voting equity securities of the surviving corporation, then, in such event, any and all new, substituted or additional securities to which any Founder is entitled by reason of his or her ownership of the Founder Shares shall be immediately subject to the provisions of this Agreement and be included in the term "Founder Shares" for all purposes of this Agreement with the same force and effect as the Founder Shares presently subject to this Agreement and with respect to which such securities were distributed.

          (g) In the event a Founder sells any Founder Shares in contravention of the Co-Sale Rights of a Holder under this Agreement (a "Prohibited Transfer"), such Holder, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided in Section 18(h) below, and such Founder shall be bound by the applicable provisions of such put option.

          (h) In the event of a Prohibited Transfer, such Holder shall have the right to sell to the Founder who effected the Prohibited Transfer, and, if such right is exercised, the Founder shall have the obligation to purchase from such Holder, a number of Shares (including Common Stock issuable upon conversion thereof) equal to the number of Shares (including Common Stock issuable upon conversion thereof) such Holder would have been entitled to transfer to the purchaser in the Prohibited Transfer pursuant to the terms hereof. Such sale shall be made on the following terms and conditions:

               (i) The price per share at which the Shares (including Common Stock issuable upon conversion thereof) are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer.

               (ii) Within twenty (20) days after the later of the dates on which the Holder (i) received notice from the Founder of the Prohibited Transfer or (ii) otherwise became aware of the Prohibited Transfer, the Holder shall, if exercising the put option created hereby, deliver to Founder the certificate(s), properly endorsed for transfer, which represent the Shares (including shares of Common Stock issuable upon conversion thereof) to be sold.

               (iii) The Founder shall, within ten (10) days of its receipt of the certificate(s) for the Shares to be sold by a Holder pursuant to this
Section 18(h), pay the aggregate purchase price therefor by certified check or bank draft or by wire transfer made payable to the order of such Holder.

               (iv) NOTWITHSTANDING THE FOREGOING, ANY ATTEMPT TO TRANSFER SHARES OF THE COMPANY IN VIOLATION OF SECTION 18 HEREOF SHALL BE DEEMED NULL AND VOID AND THE COMPANY AGREES IT WILL NOT EFFECT SUCH A TRANSFER NOR WILL IT TREAT ANY ALLEGED TRANSFEREE AS THE HOLDER OF SUCH SHARES WITHOUT THE WRITTEN CONSENT OF A MAJORITY IN INTEREST OF THE HOLDERS. THE COMPANY AND THE FOUNDERS AGREE THAT ANY AND ALL CERTIFICATES REPRESENTING ANY FOUNDER SHARES HELD FROM TIME TO TIME DURING THE TERM OF THIS AGREEMENT SHALL BEAR A LEGEND REFERRING TO THE RESTRICTIONS IMPOSED BY THIS AGREEMENT.

               (v) Each Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the Founder Shares represented by certificates bearing the legend referred to in Section 18(h)(iv) to enforce the provisions of this Agreement. The legend shall be removed upon termination of the Co-Sale Rights herein.

     19.  Governing Law.  This Agreement and the legal relations between the
          -------------
parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the exclusive jurisdiction and venue of the United States District Court for the Northern District of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

     20.  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and agreement between the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     21.  Notices, etc. All notices and other communications required or
          -------------
permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service, by facsimile upon proper confirmation of receipt, or five (5) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Holder, to such holder's address or addresses set forth below or at such other address as such holder shall have furnished to the Company in writing, (b) if to any other holder of any Registrable Securities, to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, to its address set forth below, to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holders.

     22.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one and the same instrument.

     23.  Amendment.  Any provision of this Agreement may be amended, waived or
          ---------
modified only upon the written consent of each of the following (i) the Company; and (ii) the holders of 50% or more of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 23 shall be binding upon each Holder, the Founders and the Company; provided, however, that with respect to the amendment of any provision hereunder that solely affects the rights of a specific class of stockholders, only the consent of the Company and the holders of not less than a majority of the then outstanding shares of such class or group, as the case may be, shall be required to amend such provision. Any Holder may waive any of his or her rights or the Company's obligations hereunder without obtaining the consent of any other person.

     24.  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     25.  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     26.  Aggregation of Stock.  All shares of Registrable Securities held or
          --------------------
acquired by affiliated entities or affiliated persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Stockholders' Rights Agreement as of the date set forth above.

"COMPANY"                           "FOUNDERS"

NETFLIX.COM, INC.
a Delaware Corporation

By:___________________________      By:____________________________

Name:_________________________      Name:__________________________

Title:________________________      Title:_________________________

SERIES A PREFERRED HOLDERS

STEPHEN J. KAHN and KAREN B. HENKEN,              Muriel Randolph
tees KAHN/HENKEN T/A dtd 8/29/95
By:___________________________             _________________________

Name:_________________________

Title:________________________

Steven J. Rosston and Louisa R.H. La Farge,      Richard Schell
Community Property

By:___________________________             _________________________

Name:_________________________

Title:________________________

WS Investment Company 97B

By:___________________________

Name:_________________________

Title:________________________

SERIES B PREFERRED HOLDERS

Institutional Venture Partners VIII, L.P., by its General Partner
Institutional Venture Management VIII, LLC

_____________________________________
Name:________________________________

IVM Investment Fund VIII, LLC, by its Manager
Institutional Venture Management VIII, LLC

_____________________________________
Name:________________________________

IVM Investment Fund VIII-A, LLC, by its Manager
Institutional Venture Management VIII, LLC

_____________________________________
Name:________________________________

IVP Founders Fund I, L.P., by its General Partner
Institutional Venture Management VI, L.P.

_____________________________________
Name:________________________________


WS Investment Company 98A

By: _________________________________

Name: _______________________________

Title: ______________________________


John Mark Box, Trustee of the MARKBOX       Muriel Randolph
LIVING TRUST U/A dated December 5, 1995,
as amended                                  ___________________________________

By:__________________________________
                                            Joan and Wil Hastings
Name:________________________________
                                            ___________________________________
Title:_______________________________

STEPHEN J. KAHN and KAREN B. HENKEN         Christopher McLeod and Jessica Abbe
tees KAHN/HENKEN T/A dtd 8/29/95
                                            ___________________________________
By:__________________________________

Name:________________________________

Title:_______________________________

Steven J. Rosston and Louisa R.H. La Farge,
Community Property

By:__________________________________

Name:________________________________

Title:_______________________________

                                            Peter C. Gotcher

                                            ___________________________________

SERIES C PREFERRED HOLDERS

Foundation Capital II, L.P.

By:  Foundation Capital Management II, LLC
Its: Manager

By:  ______________________________________
     Name:
     Title:

Foundation Capital II Entrepreneurs Fund, LLC

By:  Foundation Capital Management II, LLC
Its: Manager

By:  ______________________________________
     Name:
     Title:

Foundation Capital II Principals Fund, LLC

By:  Foundation Capital Management II, LLC
Its: Manager

By:  ______________________________________
     Name:
     Title:

TCV II, V.O.F.
a Netherlands Antilles General Partnership

By:  Technology Crossover Management II, L.L.C.
Its: Investment General Partner

By: _______________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

Technology Crossover Ventures II, L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By: /s/ Carla S. Newell
    ----------------------------------
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

TCV II (Q), L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By: /s/ Carla S. Newell
    -----------------------------------
    Name:  Carla S. Newell
    Title:  Attorney-In-Fact

TCV II Strategic Partners, L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By: /s/ Carla S. Newell
    -----------------------------------
    Name:  Carla S. Newell
    Title:  Attorney-In-Fact

Technology Crossover Ventures II, C.V.
a Netherlands Antilles Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: Investment General Partner

By: ___________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

Institutional Venture Partners VIII, L.P.

By:  Institutional Venture Management VIII, LLC
Its: General Partner

By:  __________________________________
     Name:
     Title:  Managing Director

IVM Investment Fund VIII, LLC

By:  Institutional Venture Management VIII, LLC
Its: General Partner

By:  __________________________________
     Name:
     Title:  Managing Director

Reed Hastings

_______________________________________

Muriel Randolph


_______________________________________

Joan Hastings


_______________________________________

Wil Hastings


_______________________________________

Robert D. Sanchez

_______________________________________

STEPHEN J. KAHN and KAREN B.
HENKEN, tees KAHN/HENKEN T/A
dtd 8/29/95

_______________________________________
By

_______________________________________
Name

_______________________________________
Title

Hastings 1996 Irrevocable Trust


_______________________________________
By

_______________________________________
Name

_______________________________________
Title

WS Investment Company 99A

_______________________________________
By:

_______________________________________
Name:

_______________________________________
Title:

Comdisco, Inc.

_______________________________________
By:

_______________________________________
Name:

_______________________________________
Title:

SERIES D PREFERRED HOLDERS

TCV II, V.O.F.
a Netherlands Antilles General Partnership

By:  Technology Crossover Management II, L.L.C.
Its: Investment General Partner

By: __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

Technology Crossover Ventures II, L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

TCV II (Q), L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

TCV II Strategic Partners, L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: Investment General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

Technology Crossover Ventures II, C.V.             Anantha Srirama
a Netherlands Antilles Limited Partnership

By:  Technology Crossover Management II, L.L.C.    __________________________
Its: Investment General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

Foundation Capital II, L.P.

By:  Foundation Capital Management II, LLC
Its: Manager

By:  __________________________________
     Name:
     Title:

Foundation Capital II Entrepreneurs Fund, LLC

By:  Foundation Capital Management II, LLC
Its: Manager

By:  __________________________________
     Name:
     Title:

Foundation Capital II Principals Fund, LLC

By:  Foundation Capital Management II, LLC
Its: Manager

By:  __________________________________
     Name:
     Title:

Europe@web B.V.

By:  __________________________________
     Name:
     Title:

SERIES E PREFERRED HOLDERS

TCV II, V.O.F.
a Netherlands Antilles General Partnership

By:  Technology Crossover Management II, L.L.C.
Its: Investment General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

Technology Crossover Ventures II, L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

TCV II (Q), L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

TCV II Strategic Partners, L.P.
a Delaware Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: Investment General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

Technology Crossover Ventures II, C.V.
a Netherlands Antilles Limited Partnership

By:  Technology Crossover Management II, L.L.C.
Its: Investment General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney-In-Fact

Randolph B. Randolph

_______________________________________


Muriel Randolph

_______________________________________

TCV IV, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management IV, L.L.C.,
Its: General Partner

By:  __________________________________
     Name:  Carla S. Newell
     Title:  Attorney in Fact

Institutional Venture Partners VIII, L.P.
By:  Institutional Venture Management VIII, LLC
Its: General Partner

By:  __________________________________
     Name:  Timothy M. Haley
     Title:  Managing Director

IVM Investment Fund VIII, LLC
By:  Institutional Venture Management VIII, LLC
Its: Manager

By:  __________________________________
     Name:  Timothy M. Haley
     Title:  Managing Director

Foundation Capital II, L.P.

By:  Foundation Capital Management II, LLC
Its: Manager

By:  __________________________________
     Name:
     Title:

Foundation Capital II Entrepreneurs Fund, LLC

By:  Foundation Capital Management II, LLC
Its: Manager

By:  __________________________________
     Name:
     Title:

Foundation Capital II Principals Fund, LLC

By:  Foundation Capital Management II, LLC
Its: Manager

By:  __________________________________
     Name:
     Title:

TCV Franchise Fund, L.P.
a Delaware Limited Partnership
By:
Its:

By:  __________________________________
     Name:
     Title: